UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2004

APOGENT TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-11091	22-2849508
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Penhallow Street Portsmouth, New Hampshire	03801
(Address of principal executive offices)	(Zip Code)

(603) 433-6131

Registrant’s telephone number, including area code

Item 5.    Other Events

On July 27, 2004, Apogent Technologies Inc. (“Apogent”) issued a press release announcing that Apogent received the requisite consents to execute a supplemental indenture amending the indenture relating to 6 1/2 percent senior subordinated notes due 2013 (CUSIP Nos. 03760AAF8 and 03760AAG6) (the “Notes”) pursuant to the previously announced consent solicitation and tender offer for all of the Notes. The press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description
99.1	Press release dated July 27, 2004, announcing that Apogent received the requisite consents to execute a supplemental indenture amending the indenture relating to 61/2 percent senior subordinated notes due 2013 (CUSIP Nos. 03760AAF8 and 03760AAG6) (the “Notes”) pursuant to the previously announced consent solicitation for all of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGENT TECHNOLOGIES INC. (Registrant)

Date: July 27, 2004	By:	/S/ MICHAEL K. BRESSON
Michael K. Bresson Executive Vice President – Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 27, 2004, announcing that Apogent received the requisite consents to execute a supplemental indenture amending the indenture relating to 61/2 percent senior subordinated notes due 2013 (CUSIP Nos. 03760AAF8 and 03760AAG6) (the “Notes”) pursuant to the previously announced consent solicitation for all of the Notes.